GRAFTECH INTERNATIONAL LTD. HAS CLAIMED CONFIDENTIAL
TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH
RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

Exhibit 10.28.2

[Lake Charles Agreement - Amendment]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A
REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 3

THIS AMENDMENT is made effective as of January 1, 2006 (“ The Effective Date”) by and among (1) CONOCOPHILLIPS COMPANY (“Seller”), successor by merger to Conoco Inc, of 600 North Dairy Ashford Road, Houston, Texas 77079; and (2) UCAR CARBON COMPANY INC. (“UCARINC”), AND UCAR S.A. (together with UCARINC, “Buyer”) of 17 Route de Pallatex CH-1163, Etoy Switzerland (each a “Party” and together “the Parties”) and amends an Agreement (the “Agreement”) among the Parties entered as of January 1, 2001, as amended by Amendment No. 1 dated as of January 1, 2004 and Amendment No. 2 dated as of January 1, 2005 in the following particulars:

1.	Section 5.3.1 A of the Agreement is amended to read as follows:

“A.           For the year * the prices to be used for invoicing and payment for Coke supplied under this Agreement will be fixed at the following:

“Grade * - $ * per metric ton

“Grade * - $ * per metric ton

“Grade * - $ * per metric ton

“For the year * the prices to be used for invoicing and payment for Coke supplied under this Agreement will be fixed at the following:

“Grade * - $ * per metric ton

“Grade * - $ * per metric ton

“Grade * - $ * per metric ton

“For the year * the prices to be used for invoicing and payment for Coke supplied under this Agreement will be fixed at the following:

“Grade * - $ * per metric ton

GRAFTECH INTERNATIONAL LTD. HAS CLAIMED CONFIDENTIAL
TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH
RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

“Grade * - $ * per metric ton

“Grade * - $ * per metric ton

“For the year * the prices to be used for invoicing and payment for Coke supplied under this Agreement will be fixed at the following:

“Grade * - $ * per metric ton

“Grade * - $ * per metric ton

“Grade * - $ * per metric ton

2.	Section 5.3.1B of the Agreement is amended to read as follows:

“B.           For the quarters beginning * and ending *, and from and after the quarter beginning on *, the prices to be used for invoicing for Coke supplied during each quarter will be adjusted on a quarterly basis as described in Sections 5.3.3 and 5.3.4 hereof”

3.	Section 5.4 of the Agreement is amended to read as follows:

5.4 Additional Procedures. The * shall accumulate on a net basis from quarter to quarter (except during *, * and *, when no * shall be made or accrue) and, for ease of administration, the * applicable under this Agreement shall be aggregated with * applicable under the concurrent Agreement of even date herewith made between ConocoPhillips (UK) Limited as seller and UCAR S.A. as buyer for the sale and purchase of Coke produced at ConocoPhillips (UK) Limited’s Humber refinery (“the Humber Agreement”) and shall be administered for the purposes of this present Agreement as if the aggregated * accumulated under the Humber Agreement. Whenever the net accumulated amount of the aggregated * exceeds $ * then, within * business days after such excess is determined, an amount equal to the excess over $ * shall be paid by the advantaged entity (meaning here ConocoPhillips or UCARINC as the case may require) to the other and receipt of such payment by the entity receiving the same shall be a good and sufficient discharge of the liability of Seller or Buyer (as the case may be) for payment of so much of the amount so paid as may have become due and payable pursuant to this present Agreement alone.

4.	Section 12. A of the Agreement is amended by adding the following paragraph D:

GRAFTECH INTERNATIONAL LTD. HAS CLAIMED CONFIDENTIAL
TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH
RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

“D.           in the event that on or before *, the parties have not agreed upon a pricing structure and revised pricing structure to become effective *.”

5.	Section 12.2 of the Agreement is amended by added the following section 12.2.4:

“12.2.4  In the case of notices given pursuant to section 12.1.D, 30 days after such notice is given or at such later date as may be specified in that notice by the Party given it, but no earlier than *.”

6.	The introductory clause of Section 12.3 of the Agreement is amended to read as follows:

“12.3      In the event of termination pursuant to Section 12.1.A, 12.l.B, or 12.1.D (but not Section 12.1.C), Seller and Buyer shall enter into a replacement agreement providing for the supply and purchase of Coke on terms corresponding with the terms and provisions of this present Agreement mutatis mutandis save that.”

Except as provided above, the Agreement remains in full force and effect according to its terms.

CONOCOPHILLIPS COMPANY By: /s/Michael S. Johns 11/3/05	UCAR CARBON COMPANY INC. By: /s/ Maans Pretorius

UCAR S.A. /s/ Matthew G. Spier Nov. 07, 2005